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                                                                    EXHIBIT 23.1


                  [CASTAING, HUSSEY & LOLAN, LLP LETTERHEAD]

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 1-14364) of our report dated January 30, 1998 appearing in this Annual Report on Form 10-K of Acadiana Bancshares, Inc. and Subsidiary for the year ended December 31, 1997.



/s/ CASTAING, HUSSEY & LOLAN LLP

New Iberia, Louisiana
March 24, 1998